UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2008
ALION SCIENCE AND TECHNOLOGY
CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
The information in this report set forth under Item 7.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
Alion Science and Technology Corporation (Alion or the Company) intends to disclose via teleconference on January 24, 2008, the following non-public information to holders of its currently outstanding 10 1/4% senior unsecured notes.
Adjusted EBITDA for the three month period ended September 30, 2007 was approximately $23.2 million, and Adjusted EBITDA for the three month period ended September 30, 2006 was approximately $21.8 million. Adjusted EBITDA is defined in the Indenture dated as of February 8, 2007 among the Company, certain of the Company’s subsidiaries and Wilmington Trust Company. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Adjusted EBITDA
Calculations
For the Quarters Ended September 30, 2007 and 2006
(Dollars in thousands)
(Unaudited)

	Quarter Ended September 30,
Calculation of EBITDA (1)	2007	2006
Net income (loss)	$863	($14,173)
Plus: Interest expense	$7,886	$14,777
Plus: Loss on retirement of debt	$0	$0
Plus: Income tax expense (benefit)	$1	$0
Plus: Depreciation and amortization expense	$5,530	$6,832

EBITDA	$14,280	$7,437

Calculation of Adjusted EBITDA (2)
EBITDA	$14,280	$7,437
Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	(1,521)	2,455
Plus: Non-cash contributions to the ESOP (including Company 401-K match)	2,338	2,480
Plus: Loss on extinguishment of debt	—	—
Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	11,404	9,500
Minus: Gain on curtailment of post-retirement benefit plan	(3,320)	—
Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	—	—

Adjusted EBITDA	$23,181	$21,871

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.
Adjusted EBITDA for the twelve month period ended September 30, 2007 was approximately $73.7 million. Year-to-date adjustments to Adjusted EBITDA were primarily the result of non-recurring integration costs from the Anteon acquisition, and one-time costs associated with investments in technology and infrastructure upgrades and with the shut down and transition of the work under the Joint Spectrum Center contract. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.

Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Adjusted EBITDA
Calculations
For the Twelve Months Ended September 30, 2007
(Dollars in thousands)
(Unaudited)

Year Ended
Calculation of EBITDA (1)	September 30, 2007
Net income (loss)	($42,770)
Plus: Interest expense	51,226
Plus: Loss on retirement of debt	0
Plus: Income tax expense (benefit)	(10)
Plus: Depreciation and amortization expense	21,824

EBITDA	$30,270

Calculation of Adjusted EBITDA (2)
EBITDA	$30,270
Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	8,340
Plus: Non-cash contributions to the ESOP (including Company 401-K match)	9,920
Plus: Loss on extinguishment of debt	6,170
Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	22,297
Minus: Gain on curtailment of post-retirement benefit plan	(3,320)
Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	—

Adjusted EBITDA	$73,676

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

For the three month and twelve month periods ended September 30, 2007, the Company did not meet its expectations for revenue and Adjusted EBITDA. Some of the contributors to this were: delay in the start of some programs; higher than expected attrition as a result of the Anteon asset acquisition and filling open positions with qualified, security-cleared candidates. These issues have recently been addressed.
As of September 30, 2007, the Company averaged approximately 92 days sales outstanding.
The Company spent approximately $1.8 million for capital expenditures during the three months ended September 30, 2007.
At the beginning of fiscal year 2008, the preliminary revenues and Adjusted EBITDA are both running ahead of the Company’s expectations. Revenue estimates for the fiscal quarter ended December 31, 2007 were approximately $183 million with Adjusted EBITDA of approximately $14 million. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Adjusted EBITDA
Calculations
For the Quarter Ended December 31, 2007
(Dollars in thousands)
(Unaudited)

Quarter Ended
December 31,
Calculation of EBITDA (1)	2007
Net income (loss)	(8,086)
Plus: Interest expense	13,642
Plus: Income tax expense (benefit)	12
Plus: Depreciation and amortization expense	5,005

EBITDA	$10,572

Calculation of Adjusted EBITDA (2)
EBITDA	10,572
Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	872
Plus: Non-cash contributions to the ESOP (including Company 401-K match)	2,335
Plus: Loss on extinguishment of debt
Plus: Any nonrecurring charges and adjustments by third-party valuation firm that prepares valuation reports in connection with the ESOP	279
Minus: Gain on curtailment of post-retirement benefit plan	—
Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	—

Adjusted EBITDA	$14,057

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.
The Company’s financial statements for its fiscal quarter ended December 31, 2007 are not yet completed. The foregoing estimates and approximations constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, and are based on the Company’s preliminary internal estimates of performance for its fiscal quarter ended December 31, 2007. These estimates and approximations may be subject to adjustments in connection with the Company’s routine period-end and quarter-end closing procedures. In addition, the Company’s financial statements for its fiscal quarter ended December 31, 2007 have not yet been reviewed by its independent public accountants. The Company’s actual results for the fiscal quarter ended December 31, 2007 and for future periods may differ materially from its current estimates and approximations. Accordingly, investors are cautioned not to place undue reliance on the foregoing estimates and approximations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 23, 2008

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Chief Financial Officer

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